Exhibit 10.1

3 Year Time Vest (Executive)
ESSEX PROPERTY TRUST, INC.
2026 LONG-TERM INCENTIVE AWARD
AWARD AGREEMENT

Name of Grantee: [________] (“the Grantee”)
No. of Restricted Stock Units: [_________] (the “Stock Units”)
Grant Date: February 18, 2026 (the “Grant Date”)

RECITALS

A.The Grantee is an employee of Essex Property Trust, Inc., a Maryland corporation (the “Company”) or a Company Affiliate.
B.As of February 17, 2026, the Compensation Committee (the “Committee”) of the Board of Directors of the Company (the “Board”) approved the terms of the 2026 Long-Term Incentive Awards to be granted by the Company under the Company’s 2018 Stock Award and Incentive Compensation Plan (the “2018 Plan”) to provide the Company’s employees with incentive compensation. This award agreement (this “Award Agreement”) evidences a 2026 Long-Term Incentive Award to the Grantee under the 2018 Plan (the “Award”), which is subject to the terms and conditions set forth herein and in the 2018 Plan.
C.The Grantee was selected by the Company to receive the Award.  The Company, effective as of the Grant Date set forth above, issued to the Grantee the number of Stock Units set forth above.
D.Capitalized terms used herein shall have the respective meanings ascribed to them in Appendix A hereto. Unless the context requires otherwise, capitalized terms used, but not otherwise defined herein or in Appendix A, shall have the respective meanings ascribed to them in the 2018 Plan.
    NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:
1.Grant of Stock Units; Issuance of Stock; Payment of Dividends.
(a)The Company hereby grants the Grantee an award consisting of [________] Stock Units in accordance with the terms and conditions set forth in this Award Agreement. The 2018 Plan is hereby incorporated herein by reference as though set forth herein in its entirety.
(b)On or within thirty (30) days following each Vesting Date (as defined below), the Company will issue to the Grantee a number of shares of Stock equal to the number of such Stock Units that vested on such Vesting Date.
(c)Neither this Award nor the Stock Units may be sold, transferred, pledged assigned or otherwise encumbered or disposed of by the Grantee.

(d)With respect to the shares of Stock issuable pursuant to Section 1(b) above, the Grantee shall be entitled to dividends with a record date on or after the date of issuance of such shares of Stock to the Grantee. Prior to the issuance of shares of Stock to the Grantee following the applicable Vesting Date, the Grantee shall not be entitled to any dividends with respect to the Stock Units or the Stock issuable in settlement thereof.
2.Vesting.
(a)All of the Stock Units granted pursuant to this Award shall be subject to time-based vesting, with one-third (1/3) of the Stock Units granted pursuant to this Award vesting on each of the first three (3) anniversaries of the Grant Date (each, a “Vesting Date”), subject to the Grantee’s Continuous Service with the Company (or a Company Affiliate) through the applicable Vesting Date. Except as provided in Sections 2(b) and 2(c) below, if at any time the Grantee’s Continuous Service terminates for any reason, then the Stock Units granted pursuant to this Award that remain unvested at such time shall automatically and immediately be forfeited by the Grantee without consideration therefor.
(b)If the Grantee’s Continuous Service terminates in circumstances that constitute a Terminating Event, any then unvested Stock Units granted pursuant to this Award will not be forfeited and such Stock Units granted pursuant to this Award will be fully vested as of the date of such Terminating Event and shall be settled in shares of Stock in accordance with Section 1(b) following the date of such Terminating Event (or, in the event such Terminating Event occurs as a result of the Grantee’s Qualifying Termination prior to a Change in Control, on the date of such Change in Control) (which shall be considered a “Vesting Date” for purposes of this Award Agreement).
(c)In the event of the Grantee’s change in status from Employee, Director or Consultant to any other status of Employee, Director or Consultant, then, unless otherwise required by law, the Grantee shall continue to time-vest in any then unvested Stock Units granted pursuant to this Award based on the Grantee’s Continuous Service.
3.Tax Withholding. The Company shall be entitled to withhold from any payments or deemed payments any amount of tax withholding it determines to be required by law. The Grantee shall, not later than the date as of which vesting or payment in respect of this Award becomes a taxable event, pay to the Company or make arrangements satisfactory to the Company for payment of any Federal, state and local taxes required by law to be withheld on account of such taxable event; provided that, to the extent such taxable event occurs upon or concurrently with the issuance or vesting of the Stock Units and shares of Stock issuable hereunder, the Company will satisfy any required tax withholding obligation by withholding a number of shares of Stock issued or issuable hereunder with a Fair Market Value on the date of withholding equal to the aggregate amount of such tax withholding obligation based on the maximum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to this Award, as determined pursuant to the 2018 Plan. For purposes of this Section 3, the Fair Market Value of the shares of Stock to be withheld shall be calculated in the same manner as the shares of Stock are valued for purposes of determining the amount of withholding taxes due.
4.Changes in Capital Structure. If (i) the Company shall at any time be involved in a merger, consolidation, dissolution, liquidation, reorganization, exchange of shares, sale of all or substantially all of the assets or stock of the Company or other transaction similar thereto, (ii) any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, significant repurchases of stock, or other similar change in the capital stock of the Company, (iii) any cash dividend or other distribution to holders of shares of Stock shall be declared and paid other than in the ordinary course, or (iv) any other extraordinary corporate event shall occur that in each case in the good faith judgment of the Committee necessitates action by way of equitable or proportionate adjustment in the terms of this Award Agreement, the Stock Units or the shares of Stock issuable pursuant to this Award to avoid distortion in the value of this Award, then the Committee shall make equitable or proportionate adjustment and take such other action as it deems necessary to maintain the Grantee’s rights hereunder so that they are substantially proportionate to the rights existing under this Award and the terms of the Stock Units and the shares of Stock prior to such event, including, without limitation: (A) interpretations of or modifications to any defined term in this Award Agreement; (B) adjustments in any calculations provided for in this Award Agreement, and (C) substitution of other awards under the 2018 Plan or otherwise. All adjustments made by the Committee shall be final, binding and conclusive.
5.Effectiveness of Award Agreement.
(a)This award shall be binding upon the successors and permitted assigns of the Grantee and shall be binding upon successors and assigns of the Company.
(b)Every provision of this Award Agreement is intended to be severable, and if any term or provision hereof is held to be illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remainder hereof.
6.Governing Law.
    This Award Agreement shall be construed in accordance with and governed by the internal laws of the State of Maryland without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Maryland to the rights and duties of the parties.
7.Administration.

This Award shall be administered by the Committee, which in the administration of this Award shall have all the powers and authority it has in the administration of the 2018 Plan as set forth in the 2018 Plan.
8.Section 409A.
    The Award is intended to comply with or be exempt from (under the “short term deferral” exception) Section 409A of the Internal Revenue Code (“Section 409A”) and, to the extent applicable, this Award Agreement shall be interpreted in accordance with Section 409A, including without limitation any applicable Department of Treasury regulations and other interpretive guidance currently in effect or that may be issued after the effective date of this Award Agreement. In addition, notwithstanding any provision herein to the contrary, in the event that following the Grant Date, the Administrator determines that it may be necessary or appropriate to do so, the Administrator may adopt such amendments to the Plan and/or this Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Plan and/or the Stock Units from the application of Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to this Award, or (b) comply with the requirements of Section 409A; provided, however, that this paragraph shall not create an obligation on the part of the Administrator to adopt any such amendment, policy or procedure or take any such other action. No payment hereunder shall be made during the six (6)-month period following the Grantee’s “separation from service” (within the meaning of Section 409A) to the extent that the Administrator determines that paying such amount at the time set forth herein would be a prohibited distribution under Section 409A(a)(2)(B)(i). If the payment of any such amounts is delayed as a result of the previous sentence, then within thirty (30) days following the end of such six (6)-month period (or, if earlier, the Grantee’s death), the Administrator shall pay to the Grantee (or to the Grantee’s estate) the cumulative amounts that would have otherwise been payable to the Grantee during such period, without interest. Notwithstanding anything herein or in the Plan to the contrary, to the extent required to avoid the imposition of additional taxes under Section 409A, a “Change in Control” shall not be deemed to have occurred for purposes of this Award Agreement unless such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).

9.Communication.
    Any notice, demand, request or other communication which may be required or contemplated herein shall be sufficiently given if (i) given either by electronic mail transmission, by reputable overnight delivery service, postage prepaid, or by registered or certified mail, postage prepaid and return receipt requested, to the address indicated herein or to such other address as my party hereto may specify as provided herein, or (ii) delivered personally at such address.

10.    Recovery of Erroneously Awarded Compensation.
    If the Grantee is now or hereafter become subject to any policy providing for the recovery of Awards, Shares, Stock Units, proceeds or payments to the Grantee in the event of fraud or other circumstances, then this Award, the Stock Units, and any Shares issuable upon the settlement of this Awards or proceeds therefrom, are subject to potential recovery by the Company under the circumstances provided under such policy as may be in effect from time to time.
[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Award Agreement as of the Grant Date.

             ESSEX PROPERTY TRUST, INC.

By:
Hereunto duly authorized

Agreed and Accepted:
_______________________________
Name:
[Signature page to 2026 RSU Award Agreement]

APPENDIX A

DEFINITIONS

“2018 Plan” means the Essex Property Trust, Inc. 2018 Stock Award and Incentive Compensation Plan, as amended, modified or supplemented from time to time.
“Cause” shall mean, and shall be limited to, the occurrence of any one or more of the following events:
(i)    a willful act of dishonesty by the Grantee with respect to any matter involving the Company or any Company Affiliates;

(ii)     conviction of the Grantee of a crime involving moral turpitude; or

(iii)     the deliberate or willful failure by the Grantee (other than by reason of the Grantee’s physical or mental illness, incapacity or disability) to substantially perform the Grantee’s duties with the Company and the Company Affiliates and the continuation of such failure for a period of 30 days after delivery by the Company or a Company Affiliate to the Grantee of written notice specifying the scope and nature of such failure and its intention to terminate the Grantee for Cause.

For purposes of clauses (i) and (iii) above, no act, or failure to act, on the Grantee’s part shall be deemed “willful” unless done, or omitted to be done, by the Grantee without reasonable belief that the Grantee’s act, or failure to act, was in the best interest of the Company and/or the Company Affiliates.
“Company Affiliate” means any parent entity of the Company, if any, that directly or indirectly owns a majority of the common equity of the Company, any direct or indirect subsidiary of any such parent entity and any direct or indirect subsidiary of the Company.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Executive Severance Plan” means the Essex Property Trust, Inc. Executive Severance Plan, as amended, modified or supplemented from time to time.

“Good Reason” means, for purposes of determining whether a Terminating Event occurred in connection with a Change in Control, the occurrence of any of the following events:
(i)    a substantial adverse change in the nature or scope of the Grantee’s responsibilities, authorities, title, powers, functions, or duties from the responsibilities, authorities, powers, functions, or duties exercised by the Grantee immediately prior to the Change in Control; or

(ii)    a reduction in the Grantee’s annual base salary as in effect immediately prior to the Change in Control or as the same may be increased from time to time; or
(iii)    a reduction in the Grantee’s annual bonus opportunity to an annual bonus opportunity that is less than the highest bonus opportunity during the three fiscal years preceding the date of the Change in Control or as the same may be increased from time to time; or
(iv)    a reduction of the Grantee’s target annual long-term incentive opportunity from the target annual long-term incentive opportunity as in effect immediately prior to the Change in Control or as the same may be increased from time to time; or
(v)    a material reduction of the Grantee’s savings and retirement program opportunities, health and welfare benefits and fringe benefits, in the aggregate, to a level that is less favorable than such benefits and opportunities, in the aggregate, as are in effect immediately prior to the Change in Control or as the same may be increased from time to time; or
(vi)    the relocation of the offices of the Company or Company Affiliate at which the Grantee is principally employed immediately prior to the date of the Change in Control to a location more than 30 miles from such offices, or the requirement by the Company or a Company Affiliate for the Grantee to be based anywhere other than the offices of the Company or Company Affiliate at such location, except for required travel on the business of the Company and the Company Affiliates to an extent substantially consistent with the Grantee’s business travel obligations immediately prior to the Change in Control; or
(vii)    the failure by the Company or a Company Affiliate to pay to the Grantee any portion of Grantee’s compensation or to pay to the Grantee any portion of an installment of deferred compensation under any deferred compensation program of the Company or a Company Affiliate within 15 days of the date such compensation is due without prior written consent of the Grantee; or
(viii)    the failure by the Company and the Company Affiliates to obtain an effective agreement from any successor to assume and agree to perform the obligation of the Company and the Company Affiliates under the Executive Severance Plan; or
(ix)    any material breach by the Company or by any successor of the Company of the Executive Severance Plan.
Notwithstanding the foregoing to the contrary, none of the circumstances described above will constitute Good Reason unless the Grantee has provided written notice to the Company that such circumstances exist within ninety (90) days of the Grantee’s learning of such circumstances and the Company has failed to cure such circumstances within thirty (30) days following its receipt of such notice; and provided further, that the Grantee did not previously consent in writing to the action leading to his or her claim of resignation for Good Reason.
“Stock” means a share of the Company’s common stock, par value $0.001 per share.
“Qualified Termination” of the Grantee means (i) termination by the Company and/or a Company Affiliate of the employment or service of the Grantee with the Company (if the Grantee is then employed or retained by the Company) and all Company Affiliates then employing or retaining the Grantee for any reason other than for Cause or the death or disability (as determined under the then existing long-term disability coverage of the Company or such Company Affiliate) of the Grantee or (ii) termination by the Grantee of the Grantee’s employment or service with the Company (if the Grantee is then employed or retained by the Company) and all other Company Affiliates then employing or retaining the Grantee for Good Reason; provided, for avoidance of doubt, that no such termination shall constitute a Qualified Termination if the Grantee remains or becomes an employee or consultant of the Company or a Company Affiliate immediately following such termination.
“Terminating Event” shall mean:
(i)     a Qualified Termination of the Grantee (A) at any time following a Change in Control or (B) during the two-month period prior to the date of a Change in Control, and it is reasonably demonstrated by the Grantee that such termination of employment or service (1) was at the request of a third party that had taken steps reasonably calculated to effect such Change in Control or (2) otherwise arose in connection with or anticipation of a Change in Control; provided that a Terminating Event under this clause (i) shall not be deemed to have occurred solely as a result of the Grantee being an employee or consultant of any direct or indirect successor to the business or assets of the Company, rather than continuing as an employee or consultant of the Company following a Change in Control; or
(ii)     a termination by the Company and/or a Company Affiliate of the employment or service of the Grantee with the Company (if the Grantee is then employed or retained by the Company) and all Company Affiliates then employing or retaining the Grantee for any reason other than for Cause or the death or disability (as determined under the then existing long-term disability coverage of the Company or such Company Affiliate) of the Grantee that occurs (A) at least one year after the Grant Date, and (B) at a time when the Grantee’s combined age and years of Continuous Service are equal to or greater than 68 and the Grantee has at least seven (7) years of Continuous Service with the Company or a Company Affiliate.

PSU - Core FFO (Executive)

ESSEX PROPERTY TRUST, INC.
2026 LONG-TERM INCENTIVE AWARD
AWARD AGREEMENT

Name of Grantee: [________] (the “Grantee”)
Target No. of Restricted Stock Units: [_________] (the “Target Stock Units”)
Maximum No. of Restricted Stock Units: [_________]
Grant Date: February 17, 2026 (the “Grant Date”)

RECITALS

A.The Grantee is an employee of Essex Property Trust, Inc., a Maryland corporation (the “Company”) or a Company Affiliate.
B.As of February 17, 2026, the Compensation Committee (the “Committee”) of the Board of Directors of the Company (the “Board”) approved the terms of the 2026 Long-Term Incentive Awards to be granted by the Company under the Company’s 2018 Stock Award and Incentive Compensation Plan (the “2018 Plan”) to provide the Company’s employees with incentive compensation. This award agreement (this “Award Agreement”) evidences a 2026 Long-Term Incentive Award to the Grantee under the 2018 Plan (the “Award”), which is subject to the terms and conditions set forth herein and in the 2018 Plan.
C.The Grantee was selected by the Company to receive the Award.  The Company, effective as of the Grant Date set forth above, issued to the Grantee the number of Restricted Stock Units (the “Stock Units”) set forth above.
D.Capitalized terms used herein shall have the respective meanings ascribed to them in Appendix A hereto. Unless the context requires otherwise, capitalized terms used, but not otherwise defined herein or in Appendix A, shall have the respective meanings ascribed to them in the 2018 Plan.
    NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:
1.Grant of Stock Units; Issuance of Stock; Payment of Dividends.
(a)The Company hereby grants the Grantee an award consisting of the Stock Units identified above in accordance with the terms and conditions set forth in this Award Agreement. The 2018 Plan is hereby incorporated herein by reference as though set forth herein in its entirety.
(b)Except as otherwise provided in Sections 2(b), 3(b) and 3(c) below, (i) on the Final Determination Date, the Committee will determine, pursuant to Section 2(a), the Vesting Eligible Units; and (ii) subject to the Grantee’s Continuous

Service through the Final Vesting Date (as defined below), as soon as practicable after the Final Determination Date, but in no event later than March 15, 2029, (A) the Company will issue to the Grantee a number of shares of Stock equal to the number of Vesting Eligible Units determined pursuant to Section 2(a) below, and (B) all remaining Stock Units shall be canceled.
(c)Neither this Award nor the Stock Units may be sold, transferred, pledged assigned or otherwise encumbered or disposed of by the Grantee.
(d)Prior to the date on which the Company issues shares of Stock to a Grantee in respect of the Vesting Eligible Units in accordance with this Agreement, the Grantee shall not be entitled to any dividends with respect to the Stock Units or the Stock issuable in settlement thereof.
2.Performance Criteria and Attainment Levels.
(a)     Subject to Section 2(b) and Section 3, the number of Stock Units that will be eligible to vest on the Final Determination Date pursuant to Section 1(b) (the “Vesting Eligible Units”) will be determined as follows:
    (i)    For each Performance Period, the Committee shall establish in writing threshold, target and maximum Core FFO per share achievement levels no later than March 15 of the applicable Performance Period. On the applicable Determination Date for each Performance Period, the Committee shall determine the Achievement Percentage attained for such Performance Period, in accordance with the following table:

Core FFO Per Share for Performance Period	Achievement Percentage
Below Threshold	0%
Threshold	50%
Target	100%
Maximum	150%

If the Core FFO per share for a Performance Period is between two achievement levels, the Achievement Percentage for such Performance Period will be determined by linear interpolation between the applicable achievement levels.
(ii)    On the Final Determination Date, the Committee will determine the “Final Achievement Percentage” by (A) adding the Achievement Percentages achieved for each of the three Performance Periods and (B) dividing the sum by three (3). The Vesting Eligible Units will be determined by multiplying (A) the number of Target Stock Units by (B) the Final Achievement Percentage.
(b)    Notwithstanding anything herein to the contrary, if a Change in Control occurs prior to the Final Vesting Date and, except as set forth in Section 3(c) below, the Grantee remains in Continuous Service through immediately prior to the date of such Change in Control, the “Vesting Eligible Units” shall be determined pursuant to the methodology set forth in Section 2(a)(ii) as of the date of the Change in Control using the following Achievement Percentages for each of the three Performance Periods to determine the “Final Achievement Percentage”: (i) for each Performance Period that is completed as of the date of the Change in Control, the Achievement Percentage shall be the Achievement Percentage for such Performance Period as determined by the Committee prior to the date of such Change in Control in accordance with Section 2(a)(i) hereof; (ii) for each Performance Period that is in process as of the date of the Change in Control, the Achievement Percentage shall be equal the greater of (1) one hundred percent (100%) and (2) the actual Achievement Percentage for such Performance Period as determined by the Committee prior to the date of such Change in Control in accordance with Section 2(a)(i) hereof; and (iii) for each Performance Period that has not yet commenced as of the date of the Change in Control, the Achievement Percentage shall be deemed to be one hundred percent (100%). In the event that the Award is not converted, assumed or replaced by a successor entity or survivor corporation, or parent or subsidiary thereof, then the Vesting Eligible Units (as determined pursuant to this Section 2(b)) shall vest immediately prior to the Change in Control, the Company will issue to the Grantee a number of shares of Stock equal to the number of Vesting Eligible Units determined pursuant to this Section 2(b) immediately prior to the Change in Control and all remaining Stock Units shall be canceled.
3.Vesting.
(a)The vesting of the Vesting Eligible Units determined pursuant to Section 2 shall be subject the Grantee’s Continuous Service through December 31, 2028 (the “Final Vesting Date”). Except as otherwise provided in Sections 3(b) and 3(c) below, if the Grantee’s Continuous Service terminates prior to the Final Vesting Date, then all Stock Units subject to this Award that remain unvested at such time, including Stock Units that do not vest pursuant to Section 3(b) or Section 3(c), shall automatically and immediately be forfeited by the Grantee without consideration therefor.
(b)If the Grantee’s Continuous Service terminates due to a Terminating Event that occurs prior to the Final Vesting Date, then, except as set forth in Section 3(c) below, on the date of such Terminating Event, for each Performance Period that is completed as of the date of the Terminating Event, the number of Stock Units that will be eligible to vest (the “Termination Vesting Units”) will be equal to (i) one-third (1/3) of the Target Stock Units, multiplied by (ii) the Achievement Percentage determined by the Committee for such Performance Period in accordance with Section 2(a) hereof, and the resulting Termination Vesting Units shall immediately vest as of the date of such Terminating Event. No Stock Units will become Termination Vesting Units with respect to any Performance Period that is in progress or has not yet commenced at the time of the Terminating Event. Within thirty (30) days following the date of such Terminating Event, (i) the Company will issue to the Grantee a number of shares of Stock equal to the number of Termination Vesting Units determined pursuant to this Section 3(b), and (ii) all remaining Stock Units shall be canceled; provided that any Stock Units held by the Grantee that do not become Termination Vesting Units in accordance with this Section 3(b) shall remain outstanding and eligible to vest pursuant to Section 3(c) in the event that a Change in Control occurs within two (2) months following the Terminating Event and such Terminating Event is also determined to be a Change in Control Terminating Event; and provided further that if no Change in Control occurs within such period, then all remaining unvested Stock Units will be cancelled on the two (2) month anniversary of the Terminating Event.
(c)If the Grantee’s Continuous Service terminates due to a Change in Control Terminating Event that occurs prior to the Final Vesting Date, then the Vesting Eligible Units, determined in accordance with Section 2(b), shall immediately vest as of the later of (i) the date of such Change in Control Terminating Event or (ii) the date of the Change in Control; provided that if a portion of the Grantee’s Stock Units vested pursuant to Section 3(b) due to a Terminating Event that occurred within two (2) months prior to the Change in Control, then the number of additional Vesting Eligible Units that shall vest upon the Change in Control shall be equal to the positive difference of (A) the number of Vesting Eligible Units determined as of the date of the Change in Control in accordance with Section 2(b), minus (B) the number of Termination Vesting Units that previously vested pursuant to Section 3(b) upon such Terminating Event. Within thirty (30) days following the date of such Change in Control Terminating Event (or, if later, the date of the Change in Control), (x) the Company will issue to the Grantee a number of shares of Stock equal to the additional number of Vesting Eligible Units in which Grantee will vest as a result of the Change in Control Terminating Event as determined pursuant to this Section 3(c), and (y) all remaining Stock Units shall be canceled.
(d)In the event of the Grantee’s change in status from Employee, Director or Consultant to any other status of Employee, Director or Consultant, then, unless otherwise required by law, the Stock Units shall remain outstanding and eligible to vest in accordance with the terms of this Award Agreement based on the Grantee’s Continuous Service.
4.Tax Withholding. The Company shall be entitled to withhold from any payments or deemed payments any amount of tax withholding it determines to be required by law. The Grantee shall, not later than the date as of which vesting or payment in respect of this Award becomes a taxable event, pay to the Company or make arrangements satisfactory to the Company for payment of any Federal, state and local taxes required by law to be withheld on account of such taxable event; provided that, to the extent such taxable event occurs upon or concurrently with the issuance or vesting of the Stock Units and shares of Stock issuable hereunder, the Company will satisfy any required tax withholding obligation by withholding a number of shares of Stock issued or issuable hereunder with a Fair Market Value on the date of withholding equal to the aggregate amount of such tax withholding obligation based on the maximum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to this Award, as determined pursuant to the 2018 Plan. For purposes of this Section 4, the Fair Market Value of the shares of Stock to be withheld shall be calculated in the same manner as the shares of Stock are valued for purposes of determining the amount of withholding taxes due.
5.Changes in Capital Structure. If (i) the Company shall at any time be involved in a merger, consolidation, dissolution, liquidation, reorganization, exchange of shares, sale of all or substantially all of the assets or stock of the Company or other transaction similar thereto, (ii) any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, significant repurchases of stock, or other similar change in the capital stock of the Company, (iii) any cash dividend or other distribution to holders of shares of Stock shall be declared and paid other than in the ordinary course, or (iv) any other extraordinary corporate event shall occur that in each case in the good faith judgment of the Committee necessitates action by way of equitable or proportionate adjustment in the terms of this Award Agreement, the Stock Units or the shares of Stock issuable pursuant to this Award to avoid distortion in the value of this Award, then the Committee shall make equitable or proportionate adjustment and take such other action as it deems necessary to maintain the Grantee’s rights hereunder so that they are substantially proportionate to the rights existing under this Award and the terms of the Stock Units and the shares of Stock prior to such event, including, without limitation: (A) interpretations of or modifications to any defined term in this Award Agreement; (B) adjustments in any calculations provided for in this Award Agreement, and (C) substitution of other awards under the 2018 Plan or otherwise. All adjustments made by the Committee shall be final, binding and conclusive.
6.Effectiveness of Award Agreement
(a)This award shall be binding upon the successors and permitted assigns of the Grantee and shall be binding upon successors and assigns of the Company.
(b)Every provision of this Award Agreement is intended to be severable, and if any term or provision hereof is held to be illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remainder hereof.
7.Governing Law.
    This Award Agreement shall be construed in accordance with and governed by the internal laws of the State of Maryland without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Maryland to the rights and duties of the parties.

8.Administration.
This Award shall be administered by the Committee, which in the administration of this Award shall have all the powers and authority it has in the administration of the 2018 Plan as set forth in the 2018 Plan.
9.Section 409A.
    The Award is intended to comply with or be exempt from (under the “short term deferral” exception) Section 409A of the Internal Revenue Code (“Section 409A”) and, to the extent applicable, this Award Agreement shall be interpreted in accordance with Section 409A, including without limitation any applicable Department of Treasury regulations and other interpretive guidance currently in effect or that may be issued after the effective date of this Award Agreement. In addition, notwithstanding any provision herein to the contrary, in the event that following the Grant Date, the Administrator determines that it may be necessary or appropriate to do so, the Administrator may adopt such amendments to the Plan and/or this Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Plan and/or the Stock Units from the application of Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to this Award, or (b) comply with the requirements of Section 409A; provided, however, that this paragraph shall not create an obligation on the part of the Administrator to adopt any such amendment, policy or procedure or take any such other action. No payment hereunder shall be made during the six (6)-month period following the Grantee’s “separation from service” (within the meaning of Section 409A) to the extent that the Administrator determines that paying such amount at the time set forth herein would be a prohibited distribution under Section 409A(a)(2)(B)(i). If the payment of any such amounts is delayed as a result of the previous sentence, then within thirty (30) days following the end of such six (6)-month period (or, if earlier, the Grantee’s death), the Administrator shall pay to the Grantee (or to the Grantee’s estate) the cumulative amounts that would have otherwise been payable to the Grantee during such period, without interest. Notwithstanding anything herein or in the Plan to the contrary, to the extent required to avoid the imposition of additional taxes under Section 409A, a “Change in Control” shall not be deemed to have occurred for purposes of this Award Agreement unless such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).

10.Communication.
    Any notice, demand, request or other communication which may be required or contemplated herein shall be sufficiently given if (i) given either by electronic mail transmission , by reputable overnight delivery service, postage prepaid, or by registered or certified mail, postage prepaid and return receipt requested, to the address indicated herein or to such other address as my party hereto may specify as provided herein, or (ii) delivered personally at such address.
11.    Recovery of Erroneously Awarded Compensation.
    If the Grantee is now or hereafter become subject to any policy providing for the recovery of Awards, Shares, Stock Units, proceeds or payments to the Grantee in the event of fraud or other circumstances, then this Award, the Stock Units, and any Shares issuable upon the settlement of this Awards or proceeds therefrom, are subject to potential recovery by the Company under the circumstances provided under such policy as may be in effect from time to time.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Award Agreement as of the Grant Date.

                ESSEX PROPERTY TRUST, INC.

By:
Hereunto duly authorized

Agreed and Accepted:
_______________________________
Name:
[Signature page to 2026 PSU Award Agreement]

APPENDIX A

DEFINITIONS

“2026 Performance Period” means the period beginning on January 1, 2026 and ending on December 31, 2026.

“2027 Performance Period” means the period beginning on January 1, 2027 and ending on December 31, 2027.

“2028 Performance Period” means the period beginning on January 1, 2028 and ending on December 31, 2028.

“Cause” shall mean, and shall be limited to, the occurrence of any one or more of the following events:
(i)    a willful act of dishonesty by the Grantee with respect to any matter involving the Company or any Company Affiliates;

(ii)     conviction of the Grantee of a crime involving moral turpitude; or

(iii)     the deliberate or willful failure by the Grantee (other than by reason of the Grantee’s physical or mental illness, incapacity or disability) to substantially perform the Grantee’s duties with the Company and the Company Affiliates and the continuation of such failure for a period of 30 days after delivery by the Company or a Company Affiliate to the Grantee of written notice specifying the scope and nature of such failure and its intention to terminate the Grantee for Cause.

For purposes of clauses (i) and (iii) above, no act, or failure to act, on the Grantee’s part shall be deemed “willful” unless done, or omitted to be done, by the Grantee without reasonable belief that the Grantee’s act, or failure to act, was in the best interest of the Company and/or the Company Affiliates.
“Change in Control Terminating Event” means a Qualified Termination of the Grantee (i) at any time following the date of a Change in Control, or (ii) during the two-month period prior to the date of a Change in Control, and it is reasonably demonstrated by the Grantee that any such termination of employment or service occurring prior to the date of the Change in Control (1) was at the request of a third party that had taken steps reasonably calculated to effect such Change in Control or (2) otherwise arose in connection with or anticipation of a Change in Control; provided that a Change in Control Terminating Event under this clause shall not be deemed to have occurred solely as a result of the Grantee being an employee or consultant of any direct or indirect successor to the business or assets of the Company, rather than continuing as an employee or consultant of the Company following a Change in Control.

“Company Affiliate” means any parent entity of the Company, if any, that directly or indirectly owns a majority of the common equity of the Company, any direct or indirect subsidiary of any such parent entity and any direct or indirect subsidiary of the Company.

“Core FFO Per Share” means, for each Performance Period (or pro-rated portion of the Performance period in the event of a Change in Control), the Company’s Core FFO per share determined by reference to the Company’s quarterly filings with the SEC or quarterly earnings release and supplemental for such Performance Period.

“Determination Date” means the date on which the Achievement Percentage for a Performance Period is determined by the Compensation Committee pursuant to Section 2(a)(i), which shall occur as promptly as practicable following the conclusion of the applicable Performance Period (but, in any event, no later than two and one-half months after the conclusion of the applicable Performance Period).

“Executive Severance Plan” means the Essex Property Trust, Inc. Executive Severance Plan, as amended, modified or supplemented from time to time.

“Final Achievement Percentage” means the percentage determined in accordance with Section 2(a)(ii).

“Final Determination Date” means the Determination Date with respect to the 2028 Performance Period.

“Good Reason” means, for purposes of determining whether a Terminating Event occurred in connection with a Change in Control, the occurrence of any of the following events:
(i)    a substantial adverse change in the nature or scope of the Grantee’s responsibilities, authorities, title, powers, functions, or duties from the responsibilities, authorities, powers, functions, or duties exercised by the Grantee immediately prior to the Change in Control; or
(ii)    a reduction in the Grantee’s annual base salary as in effect immediately prior to the Change in Control or as the same may be increased from time to time; or
(iii)    a reduction in the Grantee’s annual bonus opportunity to an annual bonus opportunity that is less than the highest bonus opportunity during the three fiscal years preceding the date of the Change in Control or as the same may be increased from time to time; or
(iv)    a reduction of the Grantee’s target annual long-term incentive opportunity from the target annual long-term incentive opportunity as in effect immediately prior to the Change in Control or as the same may be increased from time to time; or

(v)    a material reduction of the Grantee’s savings and retirement program opportunities, health and welfare benefits and fringe benefits, in the aggregate, to a level that is less favorable than such benefits and opportunities, in the aggregate, as are in effect on immediately prior to the Change in Control or as the same may be increased from time to time; or
(vi)    the relocation of the offices of the Company or Company Affiliate at which the Grantee is principally employed immediately prior to the date of the Change in Control to a location more than 30 miles from such offices, or the requirement by the Company or a Company Affiliate for the Grantee to be based anywhere other than the offices of the Company or Company Affiliate at such location, except for required travel on the business of the Company and the Company Affiliates to an extent substantially consistent with the Grantee’s business travel obligations immediately prior to the Change in Control; or
(vii)    the failure by the Company or a Company Affiliate to pay to the Grantee any portion of Grantee’s compensation or to pay to the Grantee any portion of an installment of deferred compensation under any deferred compensation program of the Company or a Company Affiliate within 15 days of the date such compensation is due without prior written consent of the Grantee; or
(viii)    the failure by the Company and the Company Affiliates to obtain an effective agreement from any successor to assume and agree to perform the obligation of the Company and the Company Affiliates under the Executive Severance Plan; or
(ix)    any material breach by the Company or by any successor of the Company of the Executive Severance Plan.
Notwithstanding the foregoing to the contrary, none of the circumstances described above will constitute Good Reason unless the Grantee has provided written notice to the Company that such circumstances exist within ninety (90) days of the Grantee’s learning of such circumstances and the Company has failed to cure such circumstances within thirty (30) days following its receipt of such notice; and provided further, that the Grantee did not previously consent in writing to the action leading to his or her claim of resignation for Good Reason.
“Performance Period” means each of the 2026 Performance Period, the 2027 Performance Period and the 2028 Performance Period.
“Qualified Termination” of the Grantee means (i) termination by the Company and/or a Company Affiliate of the employment or service of the Grantee with the Company (if the Grantee is then employed or retained by the Company) and all Company Affiliates then employing or retaining the Grantee for any reason other than for Cause or the death or disability (as determined under the then existing long-term disability coverage of the Company or such Company Affiliate) of the Grantee or (ii) termination by the Grantee of the Grantee’s employment or service with the Company (if the Grantee is then employed or retained by the Company) and all other Company Affiliates then employing or retaining the Grantee for Good Reason; provided, for avoidance of doubt, that no such termination shall constitute a Qualified Termination if the Grantee remains or becomes an employee or consultant of the Company or a Company Affiliate immediately following such termination.
“Stock” means a share of the Company’s common stock, par value $0.001 per share.
“Terminating Event” shall mean a termination by the Company and/or a Company Affiliate of the employment or service of the Grantee with the Company (if the Grantee is then employed or retained by the Company) and all Company Affiliates then employing or retaining the Grantee for any reason other than for Cause or the death or disability (as determined under the then existing long-term disability coverage of the Company or such Company Affiliate) of the Grantee that occurs at least one year after the Grant Date.

3 Year Vest (Executive)
ESSEX PROPERTY TRUST, INC.
2026 LONG-TERM INCENTIVE AWARD
AWARD AGREEMENT

Name of Grantee: [________] (“the Grantee”)
Target No. of Restricted Stock Units: [_________] (the “Target Stock Units”)
Maximum No. of Restricted Stock Units: [_________]
Grant Date: February 17, 2026 (the “Grant Date”)

RECITALS

A.The Grantee is an employee of Essex Property Trust, Inc., a Maryland corporation (the “Company”) or a Company Affiliate.
B.As of February 17, 2026, the Compensation Committee (the “Committee”) of the Board of Directors of the Company (the “Board”) approved the terms of the 2026 Long-Term Incentive Awards to be granted by the Company under the Company’s 2018 Stock Award and Incentive Compensation Plan (the “2018 Plan”) to provide the Company’s employees with incentive compensation. This award agreement (this “Award Agreement”) evidences a 2026 Long-Term Incentive Award to the Grantee under the 2018 Plan (the “Award”), which is subject to the terms and conditions set forth herein and in the 2018 Plan.
C.The Grantee was selected by the Company to receive the Award.  The Company, effective as of the Grant Date set forth above, issued to the Grantee the number of Restricted Stock Units (the “Stock Units”) set forth above.
D.Capitalized terms used herein shall have the respective meanings ascribed to them in Appendix A hereto. Unless the context requires otherwise, capitalized terms used, but not otherwise defined herein or in Appendix A, shall have the respective meanings ascribed to them in the 2018 Plan.
    NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:
1.Grant of Stock Units; Issuance of Stock; Payment of Dividends.
(a)The Company hereby grants the Grantee an award consisting of [________] Stock Units in accordance with the terms and conditions set forth in this Award Agreement. The 2018 Plan is hereby incorporated herein by reference as though set forth herein in its entirety.
(b)On the Determination Date, (i) the Committee will determine, pursuant to Section 2(b), the number of Stock Units for which the performance criteria applicable to such Stock Units were satisfied as of the Valuation Date, (ii) the Company will issue to the Grantee a number of shares of Stock equal to the number of such earned Stock Units and (iii) all of the Stock Units shall be canceled.

(c)Neither this Award nor the Stock Units may be sold, transferred, pledged assigned or otherwise encumbered or disposed of by the Grantee. The shares of Stock issuable hereunder may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of by the Grantee prior to vesting and any book entries or certificates for the shares of Stock shall bear an appropriate legend, as determined by the Committee in its sole discretion, to the effect that such shares are subject to restrictions as set forth herein and in the 2018 Plan.
(d)With respect to the shares of Stock issuable pursuant to Section 1(b) above, the Grantee shall be entitled to dividends with a record date on or after the later of the Determination Date or the applicable Vesting Date (as defined below). Prior to the occurrence of the later of the Determination Date or the applicable Vesting Date, Grantee shall not be entitled to any dividends with respect to the Stock Units or the Stock issuable in settlement thereof.
2.Determination of Earned Stock Units.
(a)     The Stock Units will be eligible to be earned based on the Company TSR performance relative to the FTSE NAREIT Apartment Index TSR and FTSE NAREIT Equity REITS Index TSR during the Performance Period. The total number of Stock Units that will be earned based on the Company TSR performance relative to the FTSE NAREIT Apartment Index TSR and FTSE NAREIT Equity REITS Index TSR (calculated in accordance with Appendix A) during the Performance Period will be equal to the sum of:
(i)    The number of Stock Units determined by multiplying (A) fifty percent (50%), by (B) the number of Target Stock Units, by (ii) the FTSE NAREIT Apartment Index TSR Achievement Percentage; plus
(ii)    The number of Stock Units determined by multiplying (A) fifty percent (50%), by (B) the number of Target Stock Units, by (ii) the FTSE NAREIT Equity REITS Index TSR Achievement Percentage.
(b)    The Committee, as promptly as practicable following the conclusion of the Performance Period (but, in any event, no later than two and one-half months after the conclusion of the Performance Period), shall determine the actual number of the Stock Units that are earned in accordance with this Section 2 and issue the resulting number of Shares pursuant to Section 1(b). Notwithstanding anything herein to the contrary, if a Change in Control occurs on or prior to the twelve (12)-month anniversary of the Grant Date and the Grantee remains employed by the Company or a Company Affiliate until at least immediately prior to the date of such Change in Control or has incurred a Qualified Termination prior to such Change in Control, one hundred percent (100%) of the Stock Units subject to this Award shall be deemed earned in accordance with this Section 2 and the date of such Change in Control shall be deemed the Determination Date.

3.Vesting.
(a)All of the Stock Units and shares of Stock issued pursuant to this Award prior to the Final Vesting Date (as defined below) shall be subject to time-based vesting, with one-third (1/3) of the Stock Units earned pursuant to this Award and the shares of Stock issued or issuable pursuant to this Award vesting on each of the first three (3) anniversaries of the Grant Date (each, a “Vesting Date,” and the third (3rd) anniversary of the Grant Date, the “Final Vesting Date”), subject to the Grantee’s Continuous Service with the Company (or a Company Affiliate) through the applicable Vesting Date. All shares of Stock issued pursuant to Section 2(b) of this Award after the Final Vesting Date shall be fully vested upon issuance. Except as provided in Sections 3(b) and 3(c) below, if at any time the Grantee’s Continuous Service terminates for any reason, then the Stock Units and shares of Stock issued pursuant to this Award that remain unvested at such time shall automatically and immediately be forfeited by the Grantee without consideration therefor.
(b)If the Grantee’s Continuous Service terminates in circumstances that constitute a Terminating Event, any then unvested Stock Units or shares of Stock issued pursuant to this Award will not be forfeited and such Stock Units or shares of Stock issued pursuant to this Award will be fully time-vested as of the date of such Terminating Event (or, in the event such Terminating Event occurs as a result of the Grantee’s Qualified Termination prior to a Change in Control, on the date of such Change in Control) (which shall be considered a “Vesting Date” for purposes of this Agreement). Any shares of Stock issued pursuant to Section 2(b) of this Award with respect to Stock Units that vested pursuant to this Section 3(b) will be fully time-vested upon issuance.
(c)In the event of the Grantee’s change in status from Employee, Director or Consultant to any other status of Employee, Director or Consultant, then, unless otherwise required by law, the Grantee shall continue to time-vest in any then unvested Stock Units or shares of Stock issued pursuant to this Award based on the Grantee’s Continuous Service.
4.Tax Withholding. The Company shall be entitled to withhold from any payments or deemed payments any amount of tax withholding it determines to be required by law. The Grantee shall, not later than the date as of which vesting or payment in respect of this Award becomes a taxable event, pay to the Company or make arrangements satisfactory to the Company for payment of any Federal, state and local taxes required by law to be withheld on account of such taxable event; provided that, to the extent such taxable event occurs upon or concurrently with the issuance or vesting of the Stock Units and shares of Stock issuable hereunder, the Company will satisfy any required tax withholding obligation by withholding a number of shares of Stock issued or issuable hereunder with a Fair Market Value on the date of withholding equal to the aggregate amount of such tax withholding obligation based on the maximum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to this Award, as determined pursuant to the 2018 Plan. For purposes of this Section 4, the Fair Market Value of the shares of Stock to be withheld shall be calculated in the same manner as the shares of Stock are valued for purposes of determining the amount of withholding taxes due.
5.Changes in Capital Structure. If (i) the Company shall at any time be involved in a merger, consolidation, dissolution, liquidation, reorganization, exchange of shares, sale of all or substantially all of the assets or stock of the Company or other transaction similar thereto, (ii) any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, significant repurchases of stock, or other similar change in the capital stock of the Company, (iii) any cash dividend or other distribution to holders of shares of Stock shall be declared and paid other than in the ordinary course, or (iv) any other extraordinary corporate event shall occur that in each case in the good faith judgment of the Committee necessitates action by way of equitable or proportionate adjustment in the terms of this Award Agreement, the Stock Units or the shares of Stock issuable pursuant to this Award to avoid distortion in the value of this Award, then the Committee shall make equitable or proportionate adjustment and take such other action as it deems necessary to maintain the Grantee’s rights hereunder so that they are substantially proportionate to the rights existing under this Award and the terms of the Stock Units and the shares of Stock prior to such event, including, without limitation: (A) interpretations of or modifications to any defined term in this Award Agreement; (B) adjustments in any calculations provided for in this Award Agreement, and (C) substitution of other awards under the 2018 Plan or otherwise. All adjustments made by the Committee shall be final, binding and conclusive.
6.Effectiveness of Award Agreement.
(a)This award shall be binding upon the successors and permitted assigns of the Grantee and shall be binding upon successors and assigns of the Company.
(b)Every provision of this Award Agreement is intended to be severable, and if any term or provision hereof is held to be illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remainder hereof.
7.Governing Law.
    This Award Agreement shall be construed in accordance with and governed by the internal laws of the State of Maryland without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Maryland to the rights and duties of the parties.
8.Administration.
This Award shall be administered by the Committee, which in the administration of this Award shall have all the powers and authority it has in the administration of the 2018 Plan as set forth in the 2018 Plan.

9.Section 409A.
    The Award is intended to comply with or be exempt from (under the “short term deferral” exception) Section 409A of the Internal Revenue Code (“Section 409A”) and, to the extent applicable, this Award Agreement shall be interpreted in accordance with Section 409A, including without limitation any applicable Department of Treasury regulations and other interpretive guidance currently in effect or that may be issued after the effective date of this Award Agreement. In addition, notwithstanding any provision herein to the contrary, in the event that following the Grant Date, the Administrator determines that it may be necessary or appropriate to do so, the Administrator may adopt such amendments to the Plan and/or this Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Plan and/or the Stock Units from the application of Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to this Award, or (b) comply with the requirements of Section 409A; provided, however, that this paragraph shall not create an obligation on the part of the Administrator to adopt any such amendment, policy or procedure or take any such other action. No payment hereunder shall be made during the six (6)-month period following the Grantee’s “separation from service” (within the meaning of Section 409A) to the extent that the Administrator determines that paying such amount at the time set forth herein would be a prohibited distribution under Section 409A(a)(2)(B)(i). If the payment of any such amounts is delayed as a result of the previous sentence, then within thirty (30) days following the end of such six (6)-month period (or, if earlier, the Grantee’s death), the Administrator shall pay to the Grantee (or to the Grantee’s estate) the cumulative amounts that would have otherwise been payable to the Grantee during such period, without interest. Notwithstanding anything herein or in the Plan to the contrary, to the extent required to avoid the imposition of additional taxes under Section 409A, a “Change in Control” shall not be deemed to have occurred for purposes of this Award Agreement unless such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).

10.Communication.
    Any notice, demand, request or other communication which may be required or contemplated herein shall be sufficiently given if (i) given either by electronic mail transmission, by reputable overnight delivery service, postage prepaid, or by registered or certified mail, postage prepaid and return receipt requested, to the address indicated herein or to such other address as my party hereto may specify as provided herein, or (ii) delivered personally at such address.
11.    Recovery of Erroneously Awarded Compensation.
    If the Grantee is now or hereafter become subject to any policy providing for the recovery of Awards, Shares, Stock Units, proceeds or payments to the Grantee in the event of fraud or other circumstances, then this Award, the Stock Units, and any Shares issuable upon the settlement of this Awards or proceeds therefrom, are subject to potential recovery by the Company under the circumstances provided under such policy as may be in effect from time to time.
[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Award Agreement as of the Grant Date.

                ESSEX PROPERTY TRUST, INC.

By:
Hereunto duly authorized

Agreed and Accepted:
_______________________________
Name:
[Signature page to 2026 RSU Award Agreement]

APPENDIX A

DEFINITIONS

“2018 Plan” means the Essex Property Trust, Inc. 2018 Stock Award and Incentive Compensation Plan, as amended, modified or supplemented from time to time.
“Cause” shall mean, and shall be limited to, the occurrence of any one or more of the following events:
(i)    a willful act of dishonesty by the Grantee with respect to any matter involving the Company or any Company Affiliates;

(ii)     conviction of the Grantee of a crime involving moral turpitude; or

(iii)     the deliberate or willful failure by the Grantee (other than by reason of the Grantee’s physical or mental illness, incapacity or disability) to substantially perform the Grantee’s duties with the Company and the Company Affiliates and the continuation of such failure for a period of 30 days after delivery by the Company or a Company Affiliate to the Grantee of written notice specifying the scope and nature of such failure and its intention to terminate the Grantee for Cause.

For purposes of clauses (i) and (iii) above, no act, or failure to act, on the Grantee’s part shall be deemed “willful” unless done, or omitted to be done, by the Grantee without reasonable belief that the Grantee’s act, or failure to act, was in the best interest of the Company and/or the Company Affiliates.
“Company Affiliate” means any parent entity of the Company, if any, that directly or indirectly owns a majority of the common equity of the Company, any direct or indirect subsidiary of any such parent entity and any direct or indirect subsidiary of the Company.
“Company TSR” means the total stockholder return of the Company, expressed as a percentage, computed based on the total return that would have been realized by a stockholder who (i) bought $100 of shares of common equity securities of the Company on the first day of the Performance Period at a price per share equal to the closing sales price per share on the principal national stock exchange on which shares of such common equity securities are listed on such date (or, if such date is not a trading date, on the most recent prior trading date), (ii) contemporaneously reinvested in shares of Stock each dividend and other distribution declared during the Performance Period and received with respect to such share (and any other shares previously received upon reinvestment of dividends or other distributions) and (iii) sold such shares on the last day of the Performance Period for a per share price equal to the average closing sales price per share on the principal national stock exchange on which shares of such common equity securities are listed for the twenty (20) consecutive calendar day period up to and including the Valuation Date; provided that if the Valuation Date is the date upon which a Transactional Change in Control occurs, the ending stock price of the Stock as of such date shall be equal to the fair market value in cash, as determined by the Committee, of the total consideration paid or payable in the transaction resulting in the Transactional Change in Control for one share of Stock. Total stockholder return shall be computed on a consistent basis with the total stockholder return calculation methodology used in the FTSE NAREIT Apartment Index and FTSE NAREIT Equity REITS Index, as applicable, using total stockholder return data obtained from such third party data providers as are selected by the Committee in its sole discretion.

“Determination Date” means the date on which the number of Stock Units earned pursuant to this Award is determined by the Compensation Committee pursuant to Section 2(b), which shall occur as promptly as practicable following the conclusion of the applicable Performance Period (but, in any event, no later than two and one-half months after the conclusion of the applicable Performance Period); provided, however, if the Valuation Date is the date of a Change in Control, the date of such Change in Control shall be deemed the Determination Date.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Executive Severance Plan” means the Essex Property Trust, Inc. Executive Severance Plan, as amended, modified or supplemented from time to time.

“FTSE NAREIT Apartment Index” means the FTSE NAREIT Apartment Index (FN18), or in the event such index is discontinued or its methodology is significantly changed, a comparable index selected by the Compensation Committee in good faith.

“FTSE NAREIT Apartment Index TSR” means the total stockholder return of the FTSE NAREIT Apartment Index, expressed as a percentage, for the Performance Period. The total stockholder return of the FTSE NAREIT Apartment Index for the Performance Period will be measured by using (i) the beginning price or level of the index on the first day of the Performance Period (or, if such date is not a trading date, on the most recent prior trading date), and (ii) the average price or level of the index for the twenty (20) consecutive calendar day period up to and including the Valuation Date. The FTSE NAREIT Apartment Index TSR calculation will be based on the companies traded on the index as of the applicable dates and is used as of the applicable dates even if companies are added or removed from the index during the Performance Period. The total stockholder return of the FTSE NAREIT Apartment Index shall be computed using total stockholder return data obtained from FTSE NAREIT (or such other third party data provider as is selected by the Committee in its sole discretion).

“FTSE NAREIT Apartment Index TSR Achievement Percentage” means the percentage determined as of the Valuation Date in accordance with the following table:

Company TSR Performance Relative to FTSE NAREIT Apartment Index TSR during the Performance Period	Achievement Percentage
Company TSR more than 5.0% below FTSE NAREIT Apartment Index TSR	0%
Company TSR 5.0% below FTSE NAREIT Apartment Index TSR	50%
Company TSR equal to FTSE NAREIT Apartment Index TSR	100%
Company TSR 5.0% or more above FTSE NAREIT Apartment Index TSR	150%
If the Company TSR relative to the FTSE NAREIT Apartment Index TSR for the Performance Period is between two achievement levels, the percentage of Stock Units earned will be based on linear interpolation between the applicable achievement levels.
“FTSE NAREIT Equity REITS Index” means the FTSE NAREIT Equity REITS Index (FNRE), or in the event such index is discontinued or its methodology is significantly changed, a comparable index selected by the Compensation Committee in good faith.
“FTSE NAREIT Equity REITS Index TSR” means the total stockholder return of the FTSE NAREIT Equity REITS Index, expressed as a percentage, for the Performance Period. The total stockholder return of the FTSE NAREIT Equity REITS Index for the Performance Period will be measured by using (i) the beginning price or level of the index on the first day of the Performance Period (or, if such date is not a trading date, on the most recent prior trading date), and (ii) the average price or level of the index for the twenty (20) consecutive calendar day period up to and including the Valuation Date. The FTSE NAREIT Equity REITS Index TSR calculation will be based on the companies traded on the index as of the applicable dates and is used as of the applicable dates even if companies are added or removed from the index during the Performance Period. The total stockholder return of the FTSE NAREIT Equity REITS Index shall be computed using total stockholder return data obtained from FTSE NAREIT (or such other third party data provider as is selected by the Committee in its sole discretion).
“FTSE NAREIT Equity REITS Index TSR Achievement Percentage” means the percentage determined as of the Valuation Date in accordance with the following table:

Company TSR Performance Relative to FTSE NAREIT Equity REITS Index TSR during the Performance Period	Achievement Percentage
Company TSR more than 5.0% below FTSE NAREIT Equity REITS Index TSR	0%
Company TSR 5.0% below FTSE NAREIT Equity REITS Index TSR	50%
Company TSR equal to FTSE NAREIT Equity REITS Index TSR	100%
Company TSR 5.0% or more above FTSE NAREIT Equity REITS Index TSR	150%
If the Company TSR relative to the FTSE NAREIT Equity REITS Index TSR for the Performance Period is between two achievement levels, the percentage of Stock Units earned will be based on linear interpolation between the applicable achievement levels.
“Good Reason” means, for purposes of determining whether a Terminating Event occurred in connection with a Change in Control, the occurrence of any of the following events:
(i)    a substantial adverse change in the nature or scope of the Grantee’s responsibilities, authorities, title, powers, functions, or duties from the responsibilities, authorities, powers, functions, or duties exercised by the Grantee immediately prior to the Change in Control; or
(ii)    a reduction in the Grantee’s annual base salary as in effect immediately prior to the Change in Control or as the same may be increased from time to time; or
(iii)    a reduction in the Grantee’s annual bonus opportunity to an annual bonus opportunity that is less than the highest bonus opportunity during the three fiscal years preceding the date of the Change in Control or as the same may be increased from time to time; or
(iv)    a reduction of the Grantee’s target annual long-term incentive opportunity from the target annual long-term incentive opportunity as in effect immediately prior to the Change in Control or as the same may be increased from time to time; or
(v)    a material reduction of the Grantee’s savings and retirement program opportunities, health and welfare benefits and fringe benefits, in the aggregate, to a level that is less favorable than such benefits and opportunities, in the aggregate, as are in effect immediately prior to the Change in Control or as the same may be increased from time to time; or
(vi)    the relocation of the offices of the Company or Company Affiliate at which the Grantee is principally employed immediately prior to the date of the Change in Control to a location more than 30 miles from such offices, or the requirement by the

Company or a Company Affiliate for the Grantee to be based anywhere other than the offices of the Company or Company Affiliate at such location, except for required travel on the business of the Company and the Company Affiliates to an extent substantially consistent with the Grantee’s business travel obligations immediately prior to the Change in Control; or
(vii)    the failure by the Company or a Company Affiliate to pay to the Grantee any portion of Grantee’s compensation or to pay to the Grantee any portion of an installment of deferred compensation under any deferred compensation program of the Company or a Company Affiliate within 15 days of the date such compensation is due without prior written consent of the Grantee; or
(viii)    the failure by the Company and the Company Affiliates to obtain an effective agreement from any successor to assume and agree to perform the obligation of the Company and the Company Affiliates under the Executive Severance Plan; or
(ix)    any material breach by the Company or by any successor of the Company of the Executive Severance Plan.
Notwithstanding the foregoing to the contrary, none of the circumstances described above will constitute Good Reason unless the Grantee has provided written notice to the Company that such circumstances exist within ninety (90) days of the Grantee’s learning of such circumstances and the Company has failed to cure such circumstances within thirty (30) days following its receipt of such notice; and provided further, that the Grantee did not previously consent in writing to the action leading to his or her claim of resignation for Good Reason.
“Performance Period” means the period beginning on the Grant Date and ending on the Valuation Date.
“Qualified Termination” of the Grantee means (i) termination by the Company and/or a Company Affiliate of the employment or service of the Grantee with the Company (if the Grantee is then employed or retained by the Company) and all Company Affiliates then employing or retaining the Grantee for any reason other than for Cause or the death or disability (as determined under the then existing long-term disability coverage of the Company or such Company Affiliate) of the Grantee or (ii) termination by the Grantee of the Grantee’s employment or service with the Company (if the Grantee is then employed or retained by the Company) and all other Company Affiliates then employing or retaining the Grantee for Good Reason; provided, for avoidance of doubt, that no such termination shall constitute a Qualified Termination if the Grantee remains or becomes an employee or consultant of the Company or a Company Affiliate immediately following such termination.
“Stock” means a share of the Company’s common stock, par value $0.001 per share.

“Terminating Event” shall mean:
(i)     a Qualified Termination of the Grantee (A) at any time following a Change in Control or (B) during the two-month period prior to the date of a Change in Control, and it is reasonably demonstrated by the Grantee that such termination of employment or service (1) was at the request of a third party that had taken steps reasonably calculated to effect such Change in Control or (2) otherwise arose in connection with or anticipation of a Change in Control; provided that a Terminating Event under this clause (i) shall not be deemed to have occurred solely as a result of the Grantee being an employee or consultant of any direct or indirect successor to the business or assets of the Company, rather than continuing as an employee or consultant of the Company following a Change in Control; or
(ii)     a termination by the Company and/or a Company Affiliate of the employment or service of the Grantee with the Company (if the Grantee is then employed or retained by the Company) and all Company Affiliates then employing or retaining the Grantee for any reason other than for Cause or the death or disability (as determined under the then existing long-term disability coverage of the Company or such Company Affiliate) of the Grantee that occurs (A) at least one year after the Grant Date, and (B) at a time when the Grantee’s combined age and years of Continuous Service are equal to or greater than 68 and the Grantee has at least seven (7) years of Continuous Service with the Company or a Company Affiliate.
“Transactional Change in Control” means a Change in Control resulting from any person or group making a tender offer for Stock, a merger or consolidation where the Company is not the surviving entity, the shares of Stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property or consisting of a sale, transfer or disposition of all or substantially all of the assets of the Company.
“Valuation Date” means the earlier of (i) February 16, 2029, or (ii) the date upon which a Change in Control shall occur.